14

                           EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                        NOVEMBER 29, 1996
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
-----------------------------------------------------------------


11    Statement re computation of per share earnings    12

27    Financial Data Schedule                           13